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EXHIBIT 99.1


[MARKLAND TECHNOLOGIES LOGO]
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News Release
For Immediate Release
September 23, 2004

              MARKLAND TECHNOLOGIES SECURES $4,000,000 IN FINANCING

           COMPANY AND LARGEST PREFERRED HOLDER AGREE TO LOCKUP WHILE
                      COMPANY PREPARES FOR FUTURE GROWTH.

RIDGEFIELD, CT--September 22, 2004 -- Markland Technologies, Inc. (OTC BB:MRKL.OB - News) (http://www.marklandtech.com), an integrated homeland security entered into a Purchase Agreement with two investors pursuant to which we sold warrants to purchase shares of common stock and secured convertible promissory notes for the aggregate consideration of $4,000,000. We intend to use the proceeds from this offering for working capital.

Also in connection with this transaction, we entered into a Lock-Up Agreement with the holder of 17,627 shares of our Series D Convertible Preferred Stock pursuant to which the holder has agreed not to sell Series D Shares outside of certain limitations until March 15, 2005.

"This transaction positions us for future growth' stated Ken Ducey, Markland's President. "We believe this financing and the lockup are a first step toward making Markland attractive for long term institutional investors."

The Warrants entitle the Investors to purchase 5,200,000 shares of our common stock.

The Convertible Notes are in the aggregate principal amount of five million two hundred thousand dollars and accrue interest daily at the rate of eight percent per year. The notes are secured by our assets, and we have agreed to file a registration statement for the underlying shares.

Further information and a copy of the purchase agreement, the note, the lockup agreement, and all other transaction documents, can be found by viewing the company's filings on form 8-k, on the site www.sec.gov.


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                              MARKLAND TECHNOLOGIES
                                 RIDGEFIELD, CT
                      WEB SITE http://www.marklandtech.com

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[MARKLAND TECHNOLOGIES LOGO]
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Markland Technologies, Inc is committed to helping secure America by providing innovative emerging technologies and expert services to meet the country's needs to protect our people, our borders and our infrastructure assets.

The Company is a Board member of the Homeland Security Industries Association (http://www.hsianet.org)

"FORWARD-LOOKING STATEMENTS"
INVESTORS ARE CAUTIONED THAT CERTAIN STATEMENTS CONTAINED IN THIS DOCUMENT AS WELL AS SOME STATEMENTS IN PERIODIC PRESS RELEASES AND SOME ORAL STATEMENTS OF MARKLAND TECHNOLOGIES OFFICIALS DURING PRESENTATIONS ABOUT MARKLAND TECHNOLOGIES, ARE "FORWARD-LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"). FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS WHICH ARE PREDICTIVE IN NATURE, WHICH DEPEND UPON OR REFER TO FUTURE EVENTS OR CONDITIONS, WHICH INCLUDE WORDS SUCH AS "EXPECTS", "ANTICIPATES", "INTENDS", "PLANS", "BELIEVES", "ESTIMATES", OR SIMILAR EXPRESSIONS. IN ADDITION, ANY STATEMENTS CONCERNING FUTURE FINANCIAL PERFORMANCE (INCLUDING FUTURE REVENUES, EARNINGS OR GROWTH RATES), ONGOING BUSINESS STRATEGIES OR PROSPECTS, AND POSSIBLE FUTURE ACTIONS, WHICH MAY BE PROVIDED BY MANAGEMENT, ARE ALSO FORWARD-LOOKING STATEMENTS AS DEFINED BY THE ACT. SOME OF THE FACTORS THAT COULD SIGNIFICANTLY IMPACT THE FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE INCLUDE, BUT ARE NOT LIMITED TO: INSUFFICIENT CASH FLOW TO CONTINUE TO FUND THE DEVELOPMENT AND MARKETING OF THE COMPANY'S PRODUCTS AND TECHNOLOGY; A REJECTION OF THE COMPANY'S PRODUCTS AND TECHNOLOGIES BY THE MARKETPLACE, AND; DISPUTES AS TO THE COMPANY'S INTELLECTUAL PROPERTY RIGHTS. FORWARD-LOOKING STATEMENTS ARE BASED UPON CURRENT EXPECTATIONS AND PROJECTIONS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, AND ASSUMPTIONS ABOUT MARKLAND TECHNOLOGIES, ITS PRODUCTS, ECONOMIC AND MARKET FACTORS AND THE INDUSTRIES IN WHICH MARKLAND TECHNOLOGIES DOES BUSINESS, AMONG OTHER THINGS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND MARKLAND TECHNOLOGIES HAS NO SPECIFIC INTENTION TO UPDATE THESE STATEMENTS. MORE DETAILED INFORMATION ABOUT THOSE FACTORS IS CONTAINED IN MARKLAND TECHNOLOGIES FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONTACT:
MARKLAND TECHNOLOGIES
http://www.marklandtech.com
---------------------------

ECON INVESTOR RELATIONS, INC.
1-866-730-1151
DAWN VAN ZANT
dvanzant@investorideas.com
--------------------------
OR
TREVOR RUEHS
truehs@investorideas.com
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                              MARKLAND TECHNOLOGIES
                                 RIDGEFIELD, CT
                      WEB SITE http://www.marklandtech.com